SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report

(Date of earliest event reported) June 27, 2007

Bear Stearns Commercial Mortgage Securities Inc.

(Exact Name of Depositor as Specified in Its Charter)

Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank,

National Association, Prudential Mortgage Capital Funding, LLC,

Principal Commercial Funding II, LLC and

Nationwide Life Insurance Company

(Exact name of the sponsors as specified in their charter)

Delaware	333-130789	13-3411414
(State or Other Jurisdiction of Incorporation of Depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of Depositor)

383 Madison Avenue, New York, NY	10179
(Address of Principal Executive Offices of Depositor)	(Zip Code of Depositor)

Depositor’s Registrant’s telephone number, including area code (212) 272-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01. Other Events

On June 27, 2007, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR16 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the “Registrant”), Prudential Asset Resources, Inc. as a Master Servicer and as Loan Specific Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, as Certificate Administrator and as Tax Administrator, Centerline Servicing Inc. as General Special Servicer and LaSalle Bank National Association as Trustee. Certain classes of the Certificates (the “Underwritten Certificates”) were registered under the Registrant’s registration statement on Form S-3 (no. 333-130789) and sold to Bear, Stearns & Co. Inc., (“BSCI”) and Morgan Stanley & Co. Incorporated (“MSCI”, and together with BSCI, the “Underwriters”) pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into by and between the Registrant and the Underwriters. In connection with the issuance and sale to the Underwriters of the Underwritten Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the certificates, which legal opinion is attached to as an exhibit to this report.

On June 27, 2007, in connection with the Pooling and Servicing Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing Agreement, dated as of June 1, 2007 (the “Principal Primary Servicing Agreement”), by and between Wells Fargo, as Master Servicer, and Principal Global Investors, LLC, as primary servicer.

On June 27, 2007, in connection with the Pooling and Servicing Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing Agreement, dated as of June 1, 2007 (the “Nationwide Primary Servicing Agreement”), by and between Wells Fargo, as Master Servicer, and Nationwide Life Insurance Company, as primary servicer.

On June 27, 2007, Bear Stearns Commercial Mortgage Securities Inc. (the “Company”) entered into (a) a Mortgage Loan Purchase Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Wells Fargo bank, National Association, (b) a Mortgage Loan Purchase Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Prudential Mortgage Capital Funding, LLC, (c) a Mortgage Loan Purchase Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc., (d) a Mortgage Loan Purchase Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC, and (e) a Mortgage Loan Purchase Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Nationwide Life Insurance Company, each in connection with the Company’s Commercial Mortgage Pass-Through Certificates, Series 2007-PWR16.

On June 27, 2007, the following classes of certificates in the following amounts were sold by the registrant to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated, as initial purchasers, in a private placement in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Aggregate Principal Amount/Notional Amount of Class or Percentage Interest Transferred
X	$3,313,941,288
B	$33,139,000
C	$33,140,000
D	$33,139,000
E	$20,712,000
F	$24,855,000
G	$28,997,000
H	$41,424,000
J	$33,139,000
K	$33,140,000
L	$16,569,000
M	$12,428,000
N	$12,427,000
O	$8,285,000
P	$8,285,000
Q	$8,285,000
S	$41,424,288
R	100%
V	100%

The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, National Association, Prudential Mortgage Capital Funding, LLC, Bear Stearns Commercial Mortgage, Inc., Principal Commercial Funding II, LLC and Nationwide Life Insurance Company.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits:

Exhibit No.	Description
5.1	Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1	Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.1).

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 27, 2007

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

By:	/s/ Adam Ansaldi
Name:	Adam Ansaldi
Title:	Vice President

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
5.1	Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1	Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.1).

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibits 5.1 and 8.1).